UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 10, 2008
ADAMS GOLF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33978	75-2320087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 E. Plano Pkwy, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (302) 427-5892
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On April 10, 2008, the registrant entered into a new lease with CLP Properties Texas, L.P. for the registrant’s headquarters located at 2801 East Plano Parkway, Plano, Texas 75074. The lease provides for a five year term commencing on September 1, 2008 and monthly rental payments ranging from $33,653.08 to $35,824.25.
     This Item 1.01, including the description of the terms and conditions of the lease herein, is qualified in its entirety by reference to the lease furnished with this report and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit	Description of Exhibit
10.1	Lease (furnished herewith)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS GOLF, INC.
Date: April 15, 2008	By:	/s/ Eric Logan
		Name:	Eric Logan
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
10.1	Lease (furnished herewith)